EXHIBIT 10.34

AMENDMENT NUMBER TWO AND WAIVER

AMENDMENT NUMBER TWO AND WAIVER dated as of May 12, 2005 (the “Second Amendment”) to the Loan and Security Agreement, dated as of April 18, 2003, by and between Shoe Pavilion Corporation (the “Borrower”) and Wells Fargo Retail Finance, LLC, a Delaware limited liability company (in such capacity, the “Lender”), as amended by that Amendment Number One dated as of September 24, 2004 (as further amended from time to time, the “Loan Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

The Borrower has requested that the Lender waiver the Event of Default that exists pursuant to Section 8.2(b) of the Loan Agreement as a consequence of the Borrower’s failure to furnish the Lender with Projections on or before January 31, 2005 in accordance with Section 6.3(c) of the Loan Agreement. The Lender is prepared to agree to the Borrower’s request on the terms and conditions contained herein.

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby agree as follows:

1. Waiver. The Lender hereby waives any Event of Default that exists pursuant to Section 8.2(b) of the Loan Agreement as a consequence of the Borrower’s failure to furnish the Lender with Projections on or before January 31, 2005 in accordance with Section 6.3(c) of the Loan Agreement, and Lender hereby extends the time in which the Borrower shall have to furnish the Lender with such Projections to May 23, 2005.

2. Amendment. Section 12 is amended to reflect a change in the notice address of counsel to the Lender by deleting the reference to “Paul, Hastings, Janofsky & Walker LLP” and substituting therefor the following:

“Brown Rudnick Berlack Israels LLP

One Financial Place, 18th Floor

Boston, MA 02111

Attention: Peter J. Antoszyk, Esq.

Phone: (617) 856-8513

Fax: (617) 856-8201”

3. Acknowledgement of Obligations by Borrower. Borrower confirms and agrees that (a) all representations and warranties contained in the Loan Agreement and in the other Loan Documents, after giving effect to this Second Amendment, are on the date hereof true and correct in all material respects, and (b) it is unconditionally liable for the punctual and full payment of all Obligations now due and owing under the Loan Agreement and other Loan Documents, including, without limitation, all reasonable charges, fees, expenses and costs (including attorneys’ fees and expenses) under the Loan Documents, and that Borrower has no defenses, counterclaims or setoffs with respect to full, complete and timely payment of all such Obligations.

4. Ratification of Financing. The Borrower confirms that the Loan Agreement and the Loan Documents remain in full force and effect without amendment or modification of any kind, except for the amendments explicitly set forth herein. This Second Amendment shall be deemed to be one of the Loan Documents and, together with the other Loan Documents, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior dealings, correspondence, conversations or communications between the parties with respect to the subject matter hereof. This Second Amendment shall be considered a Loan Document and, without in any way limiting the application of other provisions of the Loan Agreement, this Second Amendment shall governed by the provisions of Sections 13, 15 and 16 of the Loan Agreement. No further amendment to the Loan Agreement shall be made except by a writing signed by all parties to the Loan Agreement.

5. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original hereof and submissible into evidence and all of which together shall be deemed to be a single instrument. In making proof of this Second Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Second Amendment by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Second Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

WELLS FARGO RETAIL FINANCE, LLC (Lender)

By:	/s/ Jennifer Cann
Name: Jennifer Cann
Title: Vice President

BORROWER:

SHOE PAVILION CORPORATION

By:	/s/ John D. Hellmann
Name: John D. Hellmann
Title: Vice President

Signature Page to Second Amendment